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                                 EXHIBIT 10(b)

                                    AMENDED
                                  AND RESTATED
                           C.I.S. TECHNOLOGIES, INC.
                           EMPLOYEE STOCK OPTION PLAN

                                    AMENDED

                                  AND RESTATED

                           C.I.S. TECHNOLOGIES, INC.

                           EMPLOYEE STOCK OPTION PLAN




                                 PLAN DOCUMENT











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                              AMENDED AND RESTATED
                 C.I.S. TECHNOLOGIES EMPLOYEE STOCK OPTION PLAN


     C.I.S. TECHNOLOGIES, INC. (the "Company") hereby adopts the following Incentive Stock Option Plan, to be known as the C.I.S. Technologies Employee Stock Option Plan (the "Plan").

     1. PURPOSE. The Plan is intended to promote the interests of the Company and its subsidiaries by providing the employees of the Company an additional employment incentive and, through stock ownership, increase the employees' proprietary interest in the success of the Company and promote their continuity of employment with the Company.

     2. STOCK SUBJECT TO THE PLAN. Subject to the adjustment as provided in paragraph 7 herein, the stock subject to the provisions of this Plan and reserved for issuance hereunder shall consist of two million (2,000,000) shares of the Company's common Stock without par value (the "Stock"). The Stock to be optioned hereunder may either by authorized and unissued stock or stock reacquired by the Company as treasury stock. In the event any option granted hereunder shall expire, terminate or be forfeited for any reason without having been exercised in full, the unpurchased shares covered thereby shall be added to the shares otherwise available for options hereunder.

     3. ELIGIBILITY. Options shall be granted hereunder on or about July 1 of each year to any individual who is an employee on the date of the grant, and who has been employed by the Company, its parent or subsidiary corporations, for a period of at least ninety (90) days. In no event shall an option be granted to any person who, at the time of grant, owns stock possession more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations (hereinafter referred to as a "ten-percent shareholder"); provided, however, that this restriction shall not apply if at the time of grant the option price is not less than 110% of the fair market value of the Stock subject to the option and such option is not exercisable after the expiration of five (5) years from the date of grant. Subject to the foregoing and the provisions of paragraph 6, below, the number of shares for which options are issued to any individual hereunder shall equal in value (as of the date of grant): For employees with less than none year of service, five percent (5%) of the employee's compensation for the twelve (12) month period preceding the date of grant of the option; for employees with one year of service but less than two years of service, ten percent (10%) of the employee's compensation for the twelve (12) month period preceding the date of grant of the option; and for employees with two or more years of service, fifteen (15%) of the employee's compensation for the twelve (12) month period preceding the date of grant of the option. Compensation shall be the total cash remuneration paid to an employee by the Company, its parent or subsidiary corporation, for personal services excluding, however, any expense allowances, car allowances, compensation paid in the form of restricted stock or other restricted property under any restricted stock plan, stock options and stock appreciation rights under any stock option plan, and any extraordinary payments, such as accrued vacation or sick pay, and excluding special payments, such as moving expenses, and benefits provided under any employee benefit program. An employee's compensation shall be determined as if any election by such employee to reduce his regular cash remuneration under Code Section 125 or 401(K) had not been made.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company (the "Board"); provided, however, that the Board shall have authority, at its discretion, to create a Stock Option or Compensation Committee (the "Committee") which shall consist of not less than two (2) Board members designated from time to time by the Board. The committee, if created, shall have full authority to administer the Plan, subject to the requirement of reporting to the Board at least annually as to the number and extent of any options granted and the recipients thereof. All questions of interpretation and construction of the Plan and of any options issued under it shall be determined by a majority of the Board, or by a majority of the Committee, if created, and the determination of such majority shall be final, binding and conclusive upon all persons. No member of the Board or Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement to the extent and as provided in the Company's Bylaws and Articles of Incorporation. The Plan shall be administered so as to qualify options granted under it as "Incentive Stock Options" under Section 422A of the United States Internal Revenue Code of 1986 (the "Code").

     5. EFFECTIVE DATE AND AWARD OF OPTIONS. This Plan which was adopted by the Company and became effective on the 1st day of July, 1989 (the "Effective Date"), shall be subject to approval by a majority vote of the stockholders of the Company as required by Code Section 422A. Options may be granted hereunder from time to time after the Effective Date and prior to the expiration of ten
(10) years from the Effective Date. Any option granted shall be formalized by a written agreement substantially in the form of the Option Agreement which is attached hereto as "Exhibit "A", and executed by or on behalf of the Company and the employee to whom such option is granted.

     6. OPTION PRICES. The purchase price of the shares of Common Stock which are covered by all options granted hereunder shall be no less than the fair market value of the Stock at the time such option is granted.

     7. CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Board or Committee in the number and kind of shares for the purchase of which options may be granted under the Plan, including the maximum number or amount that may be granted to any one participant. In addition, the Board or Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner so that this Plan and the options granted and to be granted hereunder shall continue to qualify under Code Section 422A. Any such adjustment made by the Board or Committee shall be conclusive.

     8. EXERCISE RESTRICTIONS. Subject to the vesting provisions described below, no option granted hereunder shall be exercisable prior to the expiration of one (1) year from the date of grant, nor after the expiration of ten (10) years from the date of grant except that in the event an option is granted to a "ten-percent shareholder" (as hereinabove defined), in which case such option, by its terms, may not be exercisable after the expiration of five (5) years from the date of grant; provided, however that within these parameters the Board or Committee may prescribe the expiration date or term of each option granted hereunder. The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which options granted under this Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the optionee's employer corporation and its parent and subsidiary corporation) shall not exceed $100,000. Subject to the foregoing, each optionee shall acquire the right to exercise the options granted to him by completing months of service with the Company, its parent and subsidiaries, such that upon completion of the service specified below, an optionee may, subject to all other terms hereof, exercise options covering the vested percentage of the total number of shares set forth below.


                     Months of Service   Vested Percentage
                     ------------------  -----------------
                     Less than 36                0%
                     36 Months and More        100%

For purposes of computing months of service, all service with the Company, its parent and subsidiaries, shall be included. The term "month of service" shall mean a calendar month during which the optionee is on regular, full time employee status (as defined by Company policy) with the Company, its parent or subsidiaries. An optionee shall forfeit the non-vested portion of his options as of the date of his termination of employment with the Company for any reason, except for death, retirement or disability. Following an optionee's termination of employment for any reason with the Company, its parent or subsidiaries, other than by reason of death, retirement or disability, any outstanding, vested options held by such optionee shall expire and terminate thirty (30) days after such termination, and no options granted hereunder may be exercised after the expiration of such 30-day period.

     9. METHOD OF EXERCISE. To the extent that the right to purchase shares by the exercise of options has accrued hereunder, part or all of an option may be exercised from time to time by the optionee's delivery of a signed, written notice to the Company stating the number of shares with respect to which the option is being exercised. The shares purchased shall be delivered and payment therefore made thirty (30) days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time of delivery and payment the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or other person entitled to exercise the option) at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its common Stock, as the Company may elect, against payment of the option price in full for the number of shares to be delivered by certified or bank cashier's check. If the optionee (or other person entitled to exercise the option) fails to accept delivery of or pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, his right to exercise the option with respect to such undelivered or non-paid shares may be terminated at the discretion of the Board or Committee.

     10. TRANSFERABILITY OF OPTIONS. An option shall not be transferable, except, in the event of the optionee's death, by will or the laws of descent and distribution, and an option may be exercised during the lifetime of an employee only by him.

     11. TERMINATION OF EMPLOYMENT. In the event the employment with the Company, its parent or any of its subsidiaries, of an employee to whom an option has been granted shall terminate for any reason, his then exercisable options may be exercised only within thirty (30) days after the date of termination, notwithstanding the fact that, but for such termination, the options would have extended for a longer period. If an employee to whom an option has been granted shall die during the term of his employment by the Company or any of its subsidiaries, or within thirty (30) days thereafter, such option may be exercised (but only to the extent that the employee could have done so on the date of his death) by his personal representative, legatees or heirs, as appropriate, at any time within one (1) year after the termination of employment. In any event an option shall not be exercisable by anyone after the date of expiration of the option period. Notwithstanding the foregoing, however, if the employment of an optionee with the Company, its parent or subsidiaries is terminated as a result of gross misconduct, fraud or dishonesty, such employee's outstanding options shall be forfeited and terminated in full as of the date of termination.

     12. SECURITIES REGISTRATION. Neither the options granted hereunder nor the shares of the Company which may be acquired pursuant to such options are required by the terms hereof to be registered under the securities laws of the United States, or any state thereof, and if not so registered, upon issuance, the shares of stock will be "restricted," as that term is defined by the Securities Act of 1933, for United States securities laws purposes. The shares of stock, if not so registered, upon acquisition, will not be transferable, pursuant to such Act, without the registration thereof under the Securities Act of 1933 and any applicable state securities laws, or an opinion of counsel to the Company that such registration is not required. Each participant shall agree to hold the shares acquired by his exercise of the options granted hereunder for investment purposes only and not with a view to or for resale, transfer or other distribution thereof to any other person or entity, and he shall deliver to the Company, upon exercise, a certificate to that effect and an investment letter in a form approved by the Company's counsel. In the event that the Company shall nevertheless deem it necessary or appropriate to register under the Securities Act of 1933 or other applicable statutes, any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933, then the Company shall take such action at its own expense before delivery of such shares.

     13. RIGHTS OF STOCKHOLDER. An optionee shall have no rights as a stockholder with respect to any shares covered by his option until the date of issuance of a stock certificate to him for such shares. No adjustment, other than as may be required by the terms of numerical paragraph seven (7) above, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     14. EFFECTIVE DATE AND TERMINATION OF PLAN. The Board of Directors may terminate this Plan at any time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.

     15. AMENDMENT OF PLAN. The Board of Directors may at any time amend the Plan, provided that without approval of stockholders, there shall be, except by operation of the provision of paragraph 7 above, no increase in the total number of shares covered by the Plan or which may be sold pursuant to options granted hereunder to any one person, there shall be no change in the class of employees eligible to receive options granted under the Plan, there shall be no reduction in the option price, and there shall be no extension of the latest date upon which options may be exercised, and provided further than no amendment may affect, without the consent of the optionee, then outstanding options or any unexercised portions thereof.

     16. USE OF PROCEEDS. The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

     17. QUALIFICATIONS OF PLAN. This Plan and the options granted hereunder are intended in all respects to comply with the terms of Section 422A of the United States Internal Revenue Code of 1986 and the Plan shall be so administered. To the extent not expressly set forth herein, the necessary applicable provision of said Code Section 422A are incorporated herein by this reference.

     18. PARENT AND SUBSIDIARY CORPORATIONS. For purposes of this Plan and any option agreement executed pursuant hereto, the terms "parent" and "subsidiary" corporations shall be defined as set forth in Code Section 425(e) and 425(f), respectively.

     19. CHANGE IN CONTROL PROVISIONS.

     19.1 DEFINITIONS RELATING TO CHANGE IN CONTROL. For purposes of this section 19, the following definitions shall apply:

                 (a) "Acceleration Event" means any event which, in the
            opinion of the Board, is likely to lead to a Change in Control, whether or not such Change in Control actually occurs.

                 (b) "Change in Control" means the happening of any of
            the following:

                       (1) Any "person," as such term is used in section
                  13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company or any Subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

                       (2) During any period of two consecutive years,
                  individuals who, at the beginning of such period, constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3), or (4) of this section 19.1(B)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority of the Board;

                       (3) The stockholders of the Company approve a
                  merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above in
                  (1)) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities;

                       (4) The stockholders of the Company approve a plan of
                  complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect, or

                       (5) If the Company enters into an agreement with
                  a non-related party for the sale of all or substantially all of the assets or outstanding stock of a Subsidiary (or a transaction having a similar effect), a Change in Control shall be deemed to have occurred with respect to, and only with respect to, those optionees who are then employed by such Subsidiary.

                  (c) "Fair Market Value" means the closing "asked" price of the shares of Stock in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day, or if no shares of Stock were traded on such day, on the next preceding day on which such the shares were traded, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other national quotation service. If the shares of Stock are listed on a national securities exchange, the "Fair Market Value" means the closing price of the shares on such national securities exchange on the day on which such value is to be determined or, if no shares of Stock were traded on such day, on the next preceding day on which such shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If at any time shares of Stock are not traded on an exchange or in the over-the-counter market, "Fair Market Value" shall mean the value determined by the Board or the Committee, taking into consideration those factors affecting or reflecting value which they deem appropriate.

                 (d) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

           19.2 IMPACT OF EVENT. Notwithstanding anything to the contrary herein,

                 (a) In the event of a Change in Control or an
            Acceleration Event, stock options granted hereunder shall become 100% vested and immediately exercisable upon the later of (i) the occurrence of the Change in Control or Acceleration Event or (ii) the first anniversary of the date of the grant of any particular options;

                 (b) In the event of a Change in Control, other than a Change in
            Control of a Subsidiary of the Company as described at Section 19.1(b)(5) hereof, if, within one year after the occurrence of the Change in Control (i) no shares of Stock are traded on the NASDAQ system or other similar national quotation service or are listed on a national securities exchange or (ii) for a period of 20 consecutive trading days, the Fair Market Value, of a share of Stock on such a market or exchange shall have declined by 25% or more from the Fair Market Value of a share of Stock on the date of the Change in Control, then, for a period of 60 days following such event, the Company shall offer to the optionees the opportunity to be paid the value of their outstanding options, determined on the basis of the Fair Market Value of a share of Stock on the date of the Change in Control and such amount shall be payable in a cash lump sum within 30 days after the Company received notification of an optionee's election to accept such offer, and

                 (c) In the event of a Change in Control of a Subsidiary of the
            Company as described at Section 19.1(b)(5) hereof, all options held by affected optionees, including affected optionees whose employment with such Subsidiary is, following such Change in Control, terminated for any reason, shall, notwithstanding Section 11 hereof, remain exercisable for a period of five years following the date of such Change in Control or until the expiration of their original terms, whichever is shorter, and shall thereafter terminate. If, during such period of exercisability following a Change in Control of a Subsidiary, any of the events described in clause (a) or (b) of this Section 19.2 should occur, then options held by affected optionees/employees of the Subsidiary shall be treated the same as all other outstanding options.

                 (d) In the event of a Change in Control whereby the Company will not remain in existence or substantially all of its Stock will be purchased by a single "person," as such term is used in section 13(d) and 14(d) of the Exchange Act, then the Board or the Committee may declare that all options shall terminate 30 days after the Board or Committee gives written notice to all optionees of their immediate right to exercise all options then outstanding (without regard to limitations on exercise otherwise contained in the options).

Dated this 27th day of January, 1994.


                              C.I.S. TECHNOLOGIES, INC.


                              By ________________________________

ATTEST:

_____________________________
     Secretary